UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 8, 2021 (December 7, 2021)

ALR TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-30414	88-0225807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7400 Beaufont Springs Drive, Suite 300, Richmond, Virginia 23225

(Address of Principal Executive Offices) (Zip Code)

(804) 554-3500

Registrant’s telephone number, including area code

(Former Name or Former Address

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01                      REGULATION FD DISCLOSURE.

On December 7, 2021, ALR Technologies Inc. issued a press release titled “ALR Technologies and Infinovo Sign Memorandum of Understanding to Manufacture World’s First CGM for Diabetic Pets.”

A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into item 9.01.

ITEM 9.01                      EXHIBITS AND FINANCIAL STATEMENTS.

Exhibit	Document Description

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 8th day of December, 2021.

ALR TECHNOLOGIES INC.

/s/ Sidney Chan
Sidney Chan
Chief Executive Officer and Chairman of the Board of Directors